Exhibit 32.2

Certification of CFO Pursuant to 18 U.S.C. Section 1350,

As Added by Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of William Penn Bancorporation (the “Company”) on Form 10-Q for the period ended December 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: February 6, 2025

By:	/s/ Jonathan T. Logan
Name:	Jonathan T. Logan
Title:	Executive Vice President and Chief Financial Officer